Aegis High Yield Fund Class A (Ticker: AHYAX) Class I (Ticker: AHYFX)
SUMMARY PROSPECTUS APRIL 30, 2014

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.aegisfunds.com/. You may also obtain this information at no cost by calling 1-800-528-3780.  The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2014, are incorporated by reference into this Summary Prospectus.

The Fund’s Investment Goal
The Aegis High Yield Fund (the “Fund”) seeks to achieve maximum total return with an emphasis on high current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions on Class A share purchases if you and members of your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in Description of Classes – Class A Shares General on page 31 of the Prospectus and in Purchase, Redemption and Pricing of Shares – Reduction or Waiver of Deferred Sales Charge on page 30 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases	None	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	1.00%(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee Paid to the Aegis High Yield Fund (as a percentage of amount redeemed within 180 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.42%	0.42%
Total Annual Fund Operating Expenses (before expense reimbursement)	1.32%	1.57%
Fee Waiver and/or Expense Reimbursement(2)	-0.12%	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.20%	1.45%

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(1)
The deferred sales charge applies to redemptions of shares that were purchased without imposition of the initial sales charges (i.e., purchases of $1 million or more) occurring within 2 years of purchase.

(2)
Aegis Financial Corporation (the “Advisor”) has entered into a contractual expense limitation agreement with the Fund pursuant to which the Advisor has agreed to limit fees and/or reimburse the Fund’s expenses until April 30, 2015 in order to limit the “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (not including Acquired Fund Fees and Expenses) of the Fund to 1.20% of the Class I shares’ average daily net assets and 1.45% of the Class A shares’ average daily net assets.  Brokerage fees, interest expenses, taxes, and dividend and extraordinary expenses are excluded from the operating expenses subject to the expense limitation agreement.  Only the Board of Trustees may terminate the expense limitation agreement during its current term.  The Fund has agreed to repay the Advisor for amounts assumed by the Advisor pursuant to the expense limitation agreement, provided that such repayment does not cause the “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” to exceed 1.20% (for Class I) or 1.45% (for Class A) and the repayment is made within three years after the year in which the Advisor incurred the expense.  The agreement may be extended by the parties for additional one-year terms.

Example  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the expense limitation agreement is not extended beyond its one-year term.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$122	$406	$712	$1,580
Class A*	$617	$841	$1,187	$2,163

*
If you purchase Class A shares without imposition of the initial sales charge and redeem your Class A shares within two years after purchase, then a 1.00% deferred sales charge would increase the expenses.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in high-yield fixed-income securities, which include debt securities and preferred stocks.  The Fund invests in a diversified portfolio of lower-quality, high-risk U.S. and foreign corporate bonds, commonly referred to as high-yield bonds (or “junk bonds”) that are rated below investment grade by Moody’s Investor Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), or Fitch Ratings (“Fitch”) (which may include bonds having default credit ratings), or that are unrated but are considered by the Advisor to be of comparable quality.  (See the table of corporate bond ratings in the Appendix.)  The Fund may also invest in preferred stocks.  The Fund may invest up to 20% of its assets in other assets, including but not limited to common stocks, warrants, investment-grade bonds, forward currency exchange contracts and options on securities.

High-yield fixed-income securities generally provide a high current income in an effort to compensate investors for a significantly higher risk of loss and risk of default than higher quality securities.  These fixed-income securities are considered speculative securities.

The Advisor chooses securities based on careful credit research and seeks to purchase securities at prices that represent a meaningful discount to the estimated intrinsic value of the securities as determined by the Advisor.  The Fund may invest in securities in default or bankruptcy when the Advisor believes that such securities are undervalued and have potential for capital appreciation.

The Advisor will evaluate each security based on the security’s overall credit risk and the issuer’s asset coverage measures such as cash flow coverage ratios, corporate asset values, the issue’s seniority in the issuer’s capital structure, the expected volatility of corporate cash flows and asset values, and the issue’s particular credit covenants.

The Fund’s investments may include high-yield fixed-income securities of former blue chip companies that are attempting to recover from business setbacks or a cyclical downturn (commonly known as “turnaround situations”), firms with weak cash flow characteristics, firms with heavy debt loads, or companies electing to borrow to pursue an acquisition strategy.

The Fund’s portfolio may include convertible bonds.  Convertible bond issues, unlike conventional high-yield bonds, give the bondholder the right to convert a bond into a specified number of shares of common stock of the issuing company.  Such bonds will generally be more volatile because their market value is influenced by the price action of the underlying stock, and the conversion feature provides the possibility of capital appreciation beyond par value.

The Fund may invest in foreign securities.  In recent years, many foreign companies have issued fixed-income securities denominated in U.S. Dollars and rated below investment grade.  These securities may have higher yields than similar domestic securities, but present special risks including political and legal risks, greater liquidity risks, and currency exchange risks.

The Advisor typically will sell securities that have undergone a significant deterioration in their fundamental credit quality and intrinsic value, or securities that have appreciated to a point where their potential return is less attractive than that of other available securities of comparable credit quality.

The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other conditions.  To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.  For temporary defensive purposes, the Fund may invest in cash and/or short-term obligations.

Principal Risks of Investing in the Fund

Because the securities held by the Fund will fluctuate in price, the value of your investment in the Fund will go up and down.  This means that you could lose money over short or extended periods of time.  Before investing in this Fund, you should carefully consider all risks of investing in:  fixed-income securities in general, high-yield fixed-income securities, and fixed-income securities of foreign issuers.  A summary of these risks is provided below.  Also, for additional information, please refer to the section of the Prospectus titled “Additional Information About the Investment Strategies and Risks of the Funds.”

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High-Yield Security Risk.  Investment in high-yield securities can typically involve a substantial risk of loss.  These securities, which are rated below investment grade, are considered to be speculative with respect to the issuer’s ability to pay interest and principal and they are susceptible to default or decline in market value due to adverse economic and business developments.

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Credit Risk.  Credit risk represents the possibility of losses in the event that a bond issuer might be unable to pay its interest and principal obligations in a timely manner, thus creating a default situation.  Credit risk is significant for high-yield bond investments.  Even if there is no actual default, it is probable that a bond will decline in price if its credit quality declines and its bond rating is downgraded to a lower category.  The Fund attempts to reduce portfolio credit risk by diversifying its holdings and doing careful credit research.

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Interest Rate Risk.  Rising interest rates will cause the prices of existing bonds in the market to fall.  Longer maturity bonds will typically decline more than those with shorter maturities.  If the Fund holds longer maturity bonds and interest rates rise, the Fund’s performance could decline. Falling interest rates will cause the Fund’s portfolio income to decline, as maturing bonds are reinvested at lower yields.  Investors should expect the Fund’s monthly income to fluctuate with changes in its portfolio and changes in the level of interest rates.  Due to recent events in the fixed-income markets, including the Federal Reserve’s tapering of its quantitative easing program and the possibility of rising interest rates, the potential exists for periods of increased volatility and redemptions, which could result in increased transaction costs and lower the Fund’s performance.

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Liquidity Risk.  The high-yield bond market is much less liquid than the investment-grade bond market.  This creates a risk that the Fund may not be able to buy or sell optimal quantities of high-yield bonds at desired prices and that large purchases or sales of certain high-yield bonds may cause substantial price swings.

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Market Risk.  The high-yield bond and securities market can experience sharp and sudden price swings due to a variety of factors, including changes in securities regulations, changes in governmental policy, swings in market psychology, volatility in the stock market, changing economic conditions, a highly-publicized default, or changes in asset allocations by major institutional investors.

•
Risks of Investing in Foreign Securities. To the extent the Fund holds foreign securities, whether or not such securities are denominated in U.S. Dollars, the Fund will be subject to special risks.  These risks will include greater volatility, investments that are less liquid than similar U.S. securities, and adverse political or economic developments resulting from political, international or military crises.  An additional risk is that the value of the Fund’s investments in securities of foreign issuers, measured in U.S. Dollars, will increase or decrease as a result of changes in currency exchange rates.

•
Prepayment Risk.  Most high-yield bonds may be called by the issuer prior to final maturity.  The Fund may experience reduced income when an issuer calls a bond held by the Fund earlier than expected.  This may happen during a period of declining interest rates.

•
Defaulted or Bankrupt Securities Risk.  The Fund may invest in securities that are in default or bankruptcy.  These securities are not paying interest and may not pay principal, and will typically be replaced by new securities issued in a financial restructuring or bankruptcy reorganization.  There are risks in the timing and details of a restructuring or reorganization.  Delays will result in lost income to the Fund, and the value or amount of new securities issued may be less than expected.  There are also legal risks that proceedings may be very lengthy and that bankruptcy laws may be interpreted in ways that are unfavorable to bondholders.

•	Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of comparable quality.

•
Equity Investment Risk.  To the extent the Fund invests in common stocks and other equity securities, it may be subject to the risks of changing economic, stock market, industry and company conditions. Equity security prices can fluctuate over a wide range in the shorter term or over extended periods of time.   In addition, the interests of equity holders are typically subordinated to the interests of creditors and other senior shareholders.

•	Risks of Investing in a Managed Fund. The investment decisions of the Advisor may cause the Fund to underperform other investments or benchmark indices.

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Political and International Crisis Risk.  There is a risk that major political or international crises may occur which could have a significant effect on economic conditions and the financial markets.  Such crises, depending on their timing and scale, could severely impact the operations of the Fund.

•
Risks of Value-Oriented Investment Strategies.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

Fund Performance

This bar chart and table show the variability of the Fund’s returns, which is one indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table, which includes all applicable sales charges, shows how the Fund’s average annual total return for one, five and ten years compares to the returns of a broad-based securities market index.  The bar chart shows the performance of the Class I shares only, since it is the Class with the longest period of annual returns.  Class A shares commenced operation on August 24, 2012.  The performance of the Class A shares will differ because the Class A shares have different expenses than the Class I shares.

Note: The past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained on the Fund’s website at www.aegisfunds.com or by calling 800-528-3780.

Annual Total Returns for the year ended December 31 - Class I

During the period shown on the bar chart, the Fund’s best and worst quarters are as follows:

Highest Quarterly Return	29.54%	2nd Quarter 2009
Lowest Quarterly Return	-19.24%	4th Quarter 2008

Average Annual Total Returns For the Period Ended December 31, 2013
	1 Year	5 Years	Since Class I Inception (January 2, 2004)	Since Class A Inception (August 24, 2012)
Aegis High Yield Fund-Class I:
Return Before Taxes	9.67%	16.66%	7.55%	N/A
Return After Taxes on Distributions	5.77%	12.57%	4.46%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	5.47%	11.73%	4.72%	N/A
Aegis High Yield Fund-Class A:
Return Before Taxes	5.11%	N/A	N/A	5.51%
Barclays High Yield Index (reflects no deduction for fees, expenses, or taxes)	7.44%	18.93%	8.62%	8.62%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your particular tax situation and may differ from those shown.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  These after-tax returns do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as 401(k) plans or individual retirement accounts.  All Fund performance data assumes reinvestment of dividends and capital gain distributions.  The past performance of the Fund, before and after taxes, is not necessarily an indication of how it will perform in the future.  After-tax returns are only shown for Class I shares, and after-tax returns for Class A shares will vary.

Management

Investment Advisor

Aegis Financial Corporation is the investment advisor to the Fund.

Portfolio Manager

Scott L. Barbee, Managing Director of Aegis Financial Corporation, has been the portfolio manager of the Fund since October 1, 2008.

Purchase and Sale of Fund Shares

The minimum initial investment for Class I shares is $1 million dollars.  The minimum initial investment for Class A shares is $2,000 ($1,000 for IRA accounts and accounts in connection with the Automatic Investment Plan).

The minimum subsequent purchase amount for Class A and Class I shares is $250 unless the purchase is made in connection with the Automatic Investment Plan, in which case you can make monthly or quarterly investments of $100 or more.

You may purchase, exchange or redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions.  Purchases and redemptions may be made by mailing an application or redemption request to Aegis Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, by wire, or by calling 800-528-3780. Subsequent purchases and redemptions may be made by visiting the Fund’s website at www.aegisfunds.com.  Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to purchase or redeem shares of the Fund may be placed.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.